SCHEDULE 14A
                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant:        Yes.

Filed by a Party other than the Registrant:  No.

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                                   1ST BANCORP
                (Name Of Registrant As Specified In Its Charter)

                                   1ST BANCORP
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
         and 0-11
         (1)      Title of each class of securities to which transaction
                  applies:             N/A
         (2)      Aggregate number of securities to which transaction
                  applies:             N/A
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and
                  state how it was determined):     N/A
         (4)      Proposed maximum aggregate value of transaction:     N/A
         (5)      Total fee paid:
[ ]      Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
         Schedule and the date of its filing.       N/A
         (1)      Amount Previously Paid:
         (2)      Form, Schedule or Registration Statement No.:
         (3)      Filing Party:
         (4)      Date Filed:

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                    To Be Held On Thursday, October 23, 1997

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of 1ST BANCORP (the "Corporation") will be held at the Vincennes Elks Country Club, 2715 Washington Avenue, Vincennes, Indiana 47591 on Thursday, October 23, 1997, at 10:30 a.m., Eastern Standard time, for the following purposes, which are more completely set forth in the accompanying Proxy Statement:

         (1) To elect three directors for terms of three years, each to serve until his or her successor has been elected and qualified; and

         (2) To transact such other business as may come before the meeting.

     The Board of Directors has fixed September 8, 1997, as the voting record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. Only shareholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or at any such adjournment.

                                       BY ORDER OF THE BOARD OF
                                              DIRECTORS


                                       /s/ Mary Lynn Stenftenagel
                                       Mary Lynn Stenftenagel
                                       Secretary-Treasurer


Vincennes, Indiana
September 26, 1997

================================================================================
         YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.
================================================================================

                                   1ST BANCORP
                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS

       This Proxy Statement is furnished to the holders of common stock, $1.00 par value per share ("Common Stock"), of 1ST BANCORP (the "Corporation") in connection with the solicitation of proxies on behalf of the Board of Directors to be used at the Annual Meeting of Shareholders to be held at the Vincennes Elks Country Club, 2715 Washington Avenue, Vincennes, Indiana 47591 on Thursday, October 23, 1997, at 10:30 a.m., Eastern Standard time, and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting. The principal asset of the Corporation consists of 100% of the issued and outstanding shares of common stock, $1.00 par value per share, of First Federal Bank, A Federal Savings Bank ("First Federal"). This Proxy Statement is expected to be mailed to the shareholders on or about September 26, 1997.

       The proxy solicited hereby, if properly signed and returned to the Corporation and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted for the matters described below and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies.

       Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Corporation written notice thereof (Mary Lynn Stenftenagel, 101 North Third Street, Vincennes, Indiana 47591), (ii) submitting a duly executed proxy bearing a later date, or (iii) by appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF


         Only shareholders of record at the close of business on September 8, 1997 ("Voting Record Date"), will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 691,460 shares of Common Stock issued and outstanding, and the Corporation had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the Annual Meeting. A majority of the votes entitled to be cast, in person or by proxy, at the meeting is necessary for a quorum. In determining whether a quorum is present, shareholders who abstain, cast broker non-votes, or withhold authority to vote on one or more director nominees will be deemed present at the meeting.

        The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of September 8, 1997, by each person who is known by the Corporation to own beneficially 5% or more of the outstanding shares of Common Stock of the Corporation. As of January 10, 1997, the Corporation effected a 5% stock dividend with respect to its shares of Common Stock. All share and per share figures set forth in this Proxy Statement have been adjusted to reflect that stock dividend.



                                              Number of Shares of
Name and Address of                        Common Stock Beneficially        Percent of
Beneficial Owner                                  Owned (1)(2)                Class
----------------------------------------------------------------------  -------------------
Rahmi Soyugenc                                     66,599(3)                  9.63%
119 LaDonna Boulevard
Evansville, Indiana 47711

Joseph H. Moss                                     50,000                     7.23%
1100 Circle 75 Parkway
Suite 800
Atlanta, Georgia 30339

Tidal Insurance Company Limited                    29,988(4)                  4.33%
c/o S.T.A.R. Corporate Management
Hibiscus Square
Grand Turk
Turks & Caicos Islands
British West Indies

Dierberg Four, L.P.                                29,822(4)                  4.31%
c/o First Securities America, Inc.
Suite 404
135 N. Meramec
Clayton, Missouri
63105

-------------------------
(1) Under applicable regulations, shares are deemed to be beneficially owned by a "person" if he or she directly or indirectly has or shares the power to vote or dispose of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2) The information in this chart is based on Schedule 13D Reports and amendments thereto filed by the above listed individuals with the Securities and Exchange Commission (the "SEC") containing information concerning shares held by them, and written communications from the shareholders. It does not reflect any changes in those shareholdings which may have occurred since the date of such filings, amendments, or communications.

(3)      These shares include 2,756 shares held solely by Mr. Soyugenc's wife.

(4) While Tidal Insurance Company Limited and Dierberg Four, L.P. each beneficially own under 5% of the Corporation's outstanding shares, each of these shareholders filed a Schedule 13D with the SEC and the Corporation. James and Mary Dierberg, and their three children, control Dierberg Four, L.P. which controls Tidal Insurance Company Limited. Tidal Insurance Company Limited and Dierberg Four, L.P. each disclaims beneficial ownership of the Common Stock owned by the other party.

                       PROPOSAL I - ELECTION OF DIRECTORS

        The By-Laws of the Corporation provide that the Board of Directors shall determine the number of directors, between 5 and 15, and currently it has established a board of nine members. The By-Laws further provide that the Board of Directors is to be divided into three classes as nearly equal in number as possible. The members of each class are to be elected for a term of three years and until their successors are elected and qualified. One class of directors is to be elected annually.

       Unless otherwise directed, each proxy executed and returned by a shareholder will be voted for the election of the nominees listed below. If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxy holders will nominate and vote for a replacement nominee recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why the nominees listed below may not be able to serve as directors if elected. Each of the nominees is a current director of the Corporation.

      Directors are elected by a plurality of the votes cast. Plurality means that the individuals who receive the largest number of votes cast are elected up to the maximum number of directors to be chosen at the meeting. Abstentions, broker non-votes, and instructions on the accompanying proxy to withhold authority to vote for one or more of the nominees will result in the respective nominees receiving fewer votes. However, the number of votes otherwise received by the nominee will not be reduced by such action.

     The following tables set forth certain information regarding the nominees for the position of director of the Corporation and each director of the Corporation whose term continues, including the principal occupations of such persons during at least the past five years and the number and percent of shares of Common Stock beneficially owned by such persons as of the Voting Record Date. No nominee for director or director is related to any other nominee for director or director or executive officer of the Corporation by blood, marriage, or adoption, and there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected. The table also sets forth the number of shares of Corporation Common Stock beneficially owned by all directors and executive officers as a group.

                                                                                                       Common Stock
                                Principal                 Director      Director                       Beneficially
                                Occupation                 of the       of First      Term             Owned as of
                             During the Last            Corporation      Federal       To              September 8,
Name and Age                    Five Years                 Since          Since      Expire              1997(1)
------------                    ----------                 -----          -----      ------
                                                                                               -----------------------------
Nominees

James W.             Director of the Corporation            1993          1993        2000         224(2)          .03%
Bobe                 and of First Federal;
(Age 53)             President, Bobe Farms, Inc.
                     (farming)



                                                                                                   Common Stock
                                 Principal                 Director      Director                  Beneficially
                                 Occupation                 of the       of First      Term         Owned as of
                              During the Last            Corporation     Federal        To         September 8,
Name and Age                     Five Years                 Since         Since       Expire          1997(1)
------------                     ----------                 -----         -----       ------
                                                                                                ----------------------------
                                                                                                     Amount           %
C. James             Chairman of the Board and               1989          1966        2000       20,840(3)(8)      3.01%
McCormick            Chief Executive Officer of
(Age 72)             the Corporation and Chairman
                     of  the Board of First Federal;
                     Chairman of McCormick, Inc.
                     and Commercial Rentals, Inc.,
                     and President of JAMAC Corp.,
                     all located in Vincennes, Indiana;
                     Vice Chairman and Director of
                     Golf Hosts, Inc.(resort owner
                     and operator  located in
                     Tarpon Springs, Florida)

Mary Lynn            Director and Secretary-                 1989          1988        2000        17,233(8)        2.50%
Stenftenagel         Treasurer of the Corporation;
(Age 43)             Director, Executive Vice
                     President, Secretary, and Chief
                     Financial Officer of First Federal

Directors Continuing In Office

R. William           Director of the Corporation             1991          1971        1999        20,984(4)        3.03%
Ballard              and First Federal Bank
(Age 63)             Retired from  First Federal

Frank D.             President and Director of               1989          1984        1999       23,310(5)(8)      3.38%
Baracani             the Corporation and President,
(Age 55)             Chief Executive Officer and
                     Director of First Federal

Donald G.            Vice President and Director             1989          1988        1998        30,983           4.48%
Bell                 of the Corporation; Director
(Age 67)             of  First Federal; Retired Senior
                     Partner  with the law firm of Hart,
                     Bell,  Cummings, Ewing & Stuckey
                     Vincennes, Indiana

Ruth Mix             Director of the Corporation             1991          1981        1998         3,403           0.49%
Carnahan             and Director and Treasurer
(Age 78)             of  First Federal; Secretary-
                     Treasurer of Carnahan
                     Grain, Inc.,
                     Edwardsport, Indiana




                                                                                                      Common Stock
                                Principal                Director      Director                       Beneficially
                                Occupation                of the       of First      Term              Owned as of
                             During the Last            Corporation     Federal       To              September 8,
Name and Age                    Five Years                 Since         Since      Expire               1997(1)
------------                    ----------                 -----         -----      ------
                                                                                              ------------------------------
                                                                                                   Amount            %
Rahmi                Director of the Corporation           1991          1989        1998         66,599(6)        9.63%
Soyugenc             and of First Federal; President
(Age 66)             of Evansville Metal Products,
                     Evansville, Indiana

John J.              Vice Chairman of the Board            1989          1984        1999         18,022(7)        2.60%
Summers              of the Corporation and First
(Age 67)             Federal; retired President of
                     Hamilton Glass Products, Inc.,
                     Vincennes, Indiana

All directors and executive
officers as a group (9 persons)                                                                  201,598(9)      29.15%
---------------------------


(1) Based upon information furnished by the respective directors. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2)      All shares are owned jointly by Mr. Bobe and his wife.

(3) 5,844 of these shares are in the name of Bettye McCormick with Mr. McCormick as personal representative, 6,373 are owned by each of two of Mr. McCormick's adult children, and 2,250 are owned by a third adult child of Mr. McCormick (collectively these beneficial owners are referred to as the "McCormick Family".) Except for the 5,844 shares to which Mr. McCormick may be considered a beneficial owner, each member of the "McCormick Family" disclaims beneficial ownership of the shares held of record by each other member.

(4) Of these shares, 3,752 shares are owned jointly with Mr. Ballard's wife.

(5) Of these shares, 13,054 shares are owned jointly by Mr. Baracani and his wife and 33 shares are held in trust for Mr . Baracani's daughter.

(6)      These shares include 2,756 shares held solely by Mr. Soyugenc's wife.

(7)      All shares are owned by Mr. Summers' wife.

(8) Excludes stock options for 4,000 shares which are not exercisable until January 1, 1998.

(9) Excludes stock options for 12,000 shares which are not exercisable until January 1, 1998.

The Board of Directors and its Committees

       During the year ended June 30, 1997, the Board of Directors of the Corporation met twelve times. No incumbent director of the Corporation attended fewer than 75% of the aggregate total number of meetings of the Board of Directors of the Corporation held during the last fiscal year and the total number of meetings held by all committees of the Board on which he or she served during the last fiscal year. The standing committees of the Board of Directors of the Corporation are the Nominating Committee, Audit Committee, Executive Committee, Option Administration Committee, By-Laws and Corporate Affairs Committee, and Personnel Committee. All committee members are appointed by the Board of Directors.

     The Nominating Committee selects nominees for election as directors of the Corporation. The Nominating Committee met one time in the fiscal year ended June 30, 1997. The Nominating Committee which nominated the director nominees set forth in this Proxy Statement consisted of Mr. Ballard (Chairman), Mr. Bell and Mrs. Carnahan. Although the Nominating Committee of the Corporation will consider nominees recommended by shareholders, it has not actively solicited recommendations for nominees from shareholders nor has it established procedures for this purpose. Article 4.14 of the Corporation's By-Laws provides that shareholders entitled to vote for the election of directors may name nominees for election to the Board of Directors. Under the Corporation's By-Laws, written notice of a proposed nomination must be received by the Secretary of the Corporation not less than 20 days prior to any annual meeting of shareholders, provided that if fewer than 30 days' notice of the meeting is given to shareholders, such written notice shall be received not later than the close of the tenth day following the day on which notice of the meeting was mailed to shareholders.

      The Audit Committee reviews the records and affairs of the Corporation to determine its financial condition, oversees the adequacy of the systems of internal control, and monitors the Corporation's adherence in accounting and financial reporting to generally accepted accounting principles and regulatory accounting principles, as appropriate. The Audit Committee, which currently consists of Messrs. Soyugenc (Chairman), Bell, Bobe, Ballard, and Summers and Mrs. Carnahan, met six times in fiscal 1997.

      The Option Administration Committee administers the 1ST BANCORP Stock Option Plan and the 1ST BANCORP Employee Stock Purchase Plan. The Option Administration Committee, which currently consists of Messrs. Bell (Chairman), Summers, and Soyugenc, and Mrs. Carnahan, met two times in fiscal 1997.

      The By-Laws and Corporate Affairs Committee, which reviews the Corporation's and First Federal's By-Laws and suggests amendments to them from time to time, met one time during the last fiscal year. Its members are Messrs. McCormick, Summers, Baracani, Bell, Soyugenc, Ballard and Bobe, Mrs. Carnahan, and Ms. Stenftenagel.

      The Personnel Committee reviews, oversees and recommends to the Board various employee related programs such as the Management Incentive Plan, salary adjustments and employee insurance. Its members currently consisting of Messrs. Summers (Chairman), Bell, Bobe, Soyugenc, Ballard and Mrs. Carnahan, met seven times in 1997.

Management Remuneration and Related Transactions

     Remuneration of Named Executive Officers

     During the fiscal year ended June 30, 1997, no cash compensation was paid directly by the Corporation to any of its executive officers. Each of such officers was compensated by First Federal. However, the corporation reimbursed First Federal for certain of these compensation expenses.
     The following table sets forth information as to annual, long-term and other compensation for services in all capacities to the Corporation and its subsidiaries for the last three fiscal years, of (i) the individual who served as chief executive officer of the Corporation during the fiscal year ended June 30, 1997, and (ii) each executive officer of the Corporation serving as such during the 1997 fiscal year, who earned over $100,000 in salary and bonuses during that year (the "Named Executive Officers").

                                                            Summary Compensation Table
                                                                                 Long Term
                                        Annual Compensation                     Compensation
                            ------------------------------------------------------------------------
                                                                                   Awards
                                                                         ---------------------------

                                                         Other Annual       Restricted    Securities        All
Name and Principal            Fiscal                     Compensation          Stock      Underlying       Other
Position                       Year      Salary($)(1)    Bonus($)(2) ($)(3)   Awards($)    Options(#)  Compensation($)
--------                       ----      ------------    ------------------  ----------   ----------  ---------------


C. James McCormick             1997        $43,531        $25,000    -         -          4,000            -
Chairman of the Board          1996         41,865         34,729    -         -            -              -
and Chief Executive            1995         41,519         33,000    -         -            -              -
Officer of the Corporation
and Chairman of the Board
of First Federal

Frank D. Baracani              1997         $105,845      $72,000    -         -          4,190            -
President and Director         1996          101,626       97,000    -         -            171            -
of the Corporation             1995           97,146       92,000    -         -            168            -
and First Federal and
Chief Executive Officer
of First Federal

Mary Lynn Stenftenagel         1997            72,616     $48,000    -         -          4,626            -
Director and Secretary-        1996            69,471      64,000    -         -            555            -
Treasurer of the               1995            66,484      60,000    -         -            529            -

Corporation, Director,
Executive Vice President,
Secretary, and
Chief Financial Officer
of First Federal


(1) Salary consists of salary and directors' fees. Directors' fees were deferred by these individuals pursuant to the Corporation's Director Deferred Compensation Plan.

(2) The bonus amounts are paid pursuant to First Federal's Management Incentive Plan and were accrued in fiscal years to which they relate.


(3)  The  Named   Executive   Officers  of  the   Corporation   receive  certain
     perquisites, but the incremental cost of providing such perquisites does not exceed the lesser of $50,000 or 10% of the officer's salary and bonus.

      Stock Options

      The following table sets forth information related to options granted during fiscal year 1997 to each of the Named Executive Officers:

                                        Option Grants-Last Fiscal Year

                                                           % of Total
                                                        Options Granted to        Exercise or
                                    Options                Employees              Base Price
Name                               Granted (#)          in Fiscal Year             ($/Share)           Expiration Date
----------------------             -------------        ------------------       -------------         ---------------
C. James McCormick                   4,000 (1)                 25.52%               $30.03 (1)              6/30/02
Frank D. Baracani                    4,000 (1)                 23.52%               $30.03 (1)              6/30/02
                                       190 (2)                  5.33%               $21.04 (2)              6/30/97
Mary Lynn Stenftenagel               4,000 (1)                 23.52%               $30.03 (1)              6/30/02
                                       626 (2)                 17.56%               $21.04 (2)              6/30/97

(1) Option to acquire shares of the Corporation's Common Stock pursuant to a grant under the 1ST BANCORP Stock Option Plan. These options were granted at the fair market value of the shares (calculated by using the average bid and asked price) at June 30, 1997, which was $30.03 per share.

(2) Options to acquire shares of the Corporation's Common Stock pursuant to the Corporation's Employee Stock Purchase Plan. The option exercise price equaled 85% of the lower of the market value of a share of Corporation Common Stock on July 1, 1996 and on June 30, 1997, which was $24.75 per share.

     The following table shows stock option exercises by the Named Executive Officers during fiscal 1997, including the aggregate value realized by such officers on the date of exercise. The following table includes the number of shares covered by stock options held by the Named Executive Officers as of June 30, 1997. Also reported are the values for "in-the-money" options (options whose exercise price is lower than the market value of the shares at fiscal year end) which represent the spread between the exercise price of any such existing stock options and the year-end market price of the stock.

               Aggregate Option Exercises in Last Fiscal Year and
        Outstanding Stock Option Grants and Value Realized As of 6/30/97


                                                                       Number of Securities          Value of Unexercised
                                  Shares        Value Realized       Underlying Unexercised               In-the-Money
                                Acquired on      at Exercise       Options at Fiscal Year End      Options at Fiscal Year End
Name                            Exercise(#)       Date($)(1)       Exercisable   Unexercisable    Exercisable    Unexercisable
----                            -----------       ----------       -----------   -------------    -----------    -------------
C. James McCormick                    -                   -              -            4,000              -               -
Frank D. Baracani                   190            $  1,708              -            4,000              -               -
Lynn Stenftenagel                   626            $  5,628              -            4,000              -               -


(1) Aggregate market value of the shares covered by the option less the aggregate price paid by the Named Executive Officer.

(2) Options granted by the Board of Directors on June 30, 1997 at the current market price of $30.03 per share.

    Director's Fees

    For fiscal 1997, no director of the Corporation was paid any director fees. Directors of First Federal are paid $600 for each regular monthly meeting of the Board of directors of First Federal and members of committees of First Federal's Board of Directors who are not employees of the Corporation subsidiaries are paid $300 per Committee meeting attended.

    Director Deferred Compensation Plan

    Effective July 1, 1993, First Federal entered into deferred compensation agreements with each of its directors. Under the Agreements, First Federal will defer an amount equal to $600 to which the director would otherwise be entitled from First Federal for each month of the deferral. The director will have the option of apportioning the deferral between a guaranteed investment account which provides a fixed rate of return and a phantom unit account which provides a return equivalent to the appreciation in the Corporation's Common Stock during the period of the deferral. At the time the director reaches his or her normal retirement date, the value of his or her guaranteed account and phantom stock account will be annuitized and provide him or her with 180 monthly payments. There are other provisions in the Agreement which provide for earlier payment in the case of disability or in the case of death. In addition, there is a one time burial benefit equal to $10,000.

    Indebtedness of Management

    Since the beginning of its fiscal year ended June 30, 1997, First Federal had outstanding from time to time loans which were made to the directors and executive officers of the Corporation and their associates, as defined in Regulations of the SEC. First Federal offers loans to its directors, officers and employees. However, all of such loans were made in the ordinary course of business, at substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with nonaffiliated persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

        Transactions with Affiliates

      During fiscal 1997 the Corporation and its subsidiaries retained the law firm of Hart, Bell, Cummings, Ewing & Stuckey ("Hart, Bell"), of which firm Mr. Donald G. Bell, director of the Corporation and First Federal, is a retired partner. The Corporation intends to retain such law firm in a similar capacity in fiscal 1997.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the 1934 Act requires that the Corporation's officers and directors and persons who own more than 10% of the Corporation's Common Stock file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms that they file.

      Based solely on its review of the copies of such forms received by it, and/or written representations from certain reporting persons that no Forms 5 were required for those persons, the Corporation believes that during the fiscal year ended June 30, 1997, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners with respect to Section 16(a) of the 1934 Act were satisfied in a timely manner.


                                   ACCOUNTANTS

      The firm of KPMG Peat Marwick LLP has been selected as the Corporation's principal independent accountant for the current year. KPMG Peat Marwick LLP has served as the Corporation's principal accountant since fiscal 1990. A representative of KPMG Peat Marwick LLP will be present at the Annual Meeting with the opportunity to make a statement if he so desires. He will be available to respond to any appropriate questions shareholders may have.

                              SHAREHOLDER PROPOSALS

       Any proposal which a shareholder wishes to have presented at the next Annual Meeting of the Corporation must be received at the Main office of the Corporation for the inclusion in the proxy statement no later than 120 days in advance of September 26, 1998. Any such proposals should be sent to the attention of the Secretary of the Corporation at 101 North Third Street, Vincennes, Indiana 47591.

                                  OTHER MATTERS


       Management is not aware of any business to come before the Annual Meeting other than those matters described above in the Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

       The cost of solicitation of proxies will be borne by the Corporation. The Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitation by mail, directors, officers and employees of the Corporation may solicit proxies personally or by telephone without additional compensation.

                                 ANNUAL REPORTS

      A copy of the Corporation's Annual Report to Shareholders for the year ended June 30, 1997, accompanies this Proxy Statement. Such Annual Report is not part of the proxy solicitation materials.


                                            By Order of the Board of Directors


                                            /s/ Mary Lynn Stenftenagel
                                            Mary Lynn Stenftenagel
September 26, 1997                          Secretary-/Treasurer